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                                                                   Exhibit 10.24

                                                                  EXECUTION COPY

            ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (the "Assignment") is made as of the 4th day of February, 2005, between FINISAR CORPORATION, a Delaware corporation with an address at 1308 Moffett Park Drive, Sunnyvale, California 94089 ("Assignor"), and FINISTAR (CA-TX) LIMITED PARTNERSHIP, a Delaware limited partnership with an address c/o W. P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York 10020 ("Assignee").

                                   WITNESSETH:

     WHEREAS, Assignor, as Purchaser, and FSI INTERNATIONAL, INC., a Minnesota corporation, as Seller, entered into that certain Purchase and Sale Agreement, dated as of February 4, 2005, (the "Agreement"), in connection with the purchase of certain Property as more fully described therein; and

     WHEREAS, Assignor and Assignee desire to have all of Assignor's rights, title and interest in and to the Agreement assigned to Assignee.

     NOW THEREFORE, in consideration of the mutual covenants, Ten Dollars ($10), the representations contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

     1. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in and to the Agreement.

     2. Assignee hereby accepts the assignment from Assignor of all of Assignor's right, title and interest in and to the Agreement and agrees to be bound by all of the terms and conditions of the Agreement.

     3. The terms of this Assignment shall be binding upon and inure to the respective successors, assigns and representatives of Assignor and Assignee.

     4. Assignor and Assignee shall from time to time upon the request of the other party, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such further instruments and/or documents as may be reasonably necessary in order to effectuate the assignment and acceptance herein provided and shall do any and all other acts as may be reasonably requested by the other party in order to carry out the intent and purposes hereof.

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     IN WITNESS WHEREOF, the parties hereto execute this Assignment as of the date first above written.

                                   ASSIGNOR:

                                   FINISAR CORPORATION,
                                   a Delaware corporation


                                   By: /s/ Stephen K. Workman
                                       -----------------------------------------
                                   Name: Stephen K. Workman
                                   Title: Senior Vice President, Chief Financial
                                          Officer and Secretary


                                   ASSIGNEE:

                                   FINISTAR (CA-TX) LIMITED
                                   PARTNERSHIP, a Delaware limited
                                   partnership

                                   By: FINISTAR GP (TX) QRS 16-21, INC.,
                                       a Delaware corporation,
                                       Its General Partner


                                   By: /s/ Anne Coolidge Taylor
                                       -----------------------------------------
                                   Name: Anne Coolidge Taylor
                                   Title: President